SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported February 17, 2005)

                       NOMURA ASSET ACCEPTANCE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                           333-109614                         35-3672336
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 (State or Other Jurisdiction                 (Commission                     (I.R.S. Employer
      of Incorporation)                      File Number)                   Identification No.)

Two World Financial Center,
Building B, 21st Floor, New
York, New York                                                                     10281
-------------------------------                                          ---------------------------
    (Address of Principal                                                        (Zip Code)
      Executive Offices)

Registrant's telephone number, including area code, is (212) 667-9300.
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        OTHER EVENTS.

                  On or about February 28, 2005, the Registrant will cause the issuance and sale of approximately $369,000,000.00 initial principal amount of Nomura Asset Acceptance Corp., Mortgage Pass-Through Certificates, Series 2005-AR1 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of February 1, 2005.

                  In connection with the sale of the Series 2005-AR1, Certificates, the Registrant has been advised by Nomura Securities International, Inc. (the "Underwriter"), that the Underwriter has furnished to prospective investors certain collateral term sheets (the "Collateral Term Sheets") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-109614, which Computational Materials and Collateral Term Sheets are being filed as an exhibit to this report.

                  The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets are preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Collateral Term Sheets may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Collateral Term Sheets may not be relevant to or appropriate for investors other than those specifically requesting them.

                  In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Collateral Term Sheets, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.

Item 9.01.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  FINANCIAL STATEMENTS.

              Not applicable.

         (b)  PRO FORMA FINANCIAL INFORMATION.

              Not applicable.

         (c)  EXHIBITS

                               ITEM 601(A) OF
                               REGULATION S-K
EXHIBIT NO.                     EXHIBIT NO.                                   DESCRIPTION
-----------                    --------------                                 -----------
     1                               99                    Collateral   Term   Sheets   prepared   by  Nomura
                                                           Securities International,  Inc. in connection with
                                                           Nomura  Asset  Acceptance  Corporation,   Mortgage
                                                           Pass-Through Certificates,  Series 2005-AR1 (filed
                                                           in paper  pursuant to the  automatic SEC exemption
                                                           pursuant to Release 33-7427, October 7, 1997).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 22, 2005

                                        NOMURA ASSET ACCEPTANCE CORPORATION


                                        BY:/S/ N. DANTE LAROCCA
                                        ------------------------------
                                        Name: N. Dante LaRocca
                                        Title:   Authorized Signatory

                                  EXHIBIT INDEX

                                   Item 601(A) of                Sequentially
                                   Regulation S-K                Numbered
Exhibit Number                     Exhibit No.                   Description                    Page
--------------                     -----------                   -----------                    ----
1                                  99                            Collateral Term Sheets         Filed Manually